1 Cano Health 3Q23 Financial Supplement November 9, 2023

2 Disclaimer GENERAL: This presentation (“Presentation”) is for informational purposes only to assist investors, prospective investors and other parties (“Recipients”) in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”, “our” or words of similar import). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third‐party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. The Company has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from the Company’s own internal estimates based on the knowledge and experience of the Company’s management in the markets in which the Company operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to the Company. As such, the Company's actual results may materially vary from the results presented in this Presentation. FORWARD-LOOKING STATEMENTS: Statements made in this Presentation that reflect our current view about future events and financial performance are hereby identified as “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these statements can be identified by terms and phrases such as “guidance,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions, and include, without limitation, our anticipated results of operations, including our interest expense, stock‐based compensation expense, de novo losses and capital expenditures, our business strategies, our third‐party medical costs and capitated revenue, and our expectations regarding membership; our prospects and plans, and other aspects of our operations or operating results. We caution readers of this Presentation that such “forward‐looking statements,” including without limitation, those relating to our future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this Presentation or in other statements attributable to us, including, without limitation, (i) our expectations regarding executing our business plan and strategies, such as (a) continuing with our plan to simplify the organization, improve efficiency, and reduce costs; (b) our plans to exit Puerto Rico by the beginning of 2024; (c) our plans to reduce our workforce by ~21% and our expectation to realize ~$65 million of annualized cost reductions; and (d) our plans to continue to optimize and implement new medical cost management programs and our expectation to target over $100 million in third‐party medical cost reductions by the end of 2024 through‐‐(1) improving patient engagement programs; (2) enhancing our specialty networks & referrals; (3) optimizing brand and generic pharmacy spend; and (4) reducing high‐cost ER visits and hospital admissions. These forward‐looking statements are estimates reflecting our judgment, assumptions and estimates which are inherently uncertain and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward‐looking statements,” including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from our efforts reduce costs such as due to higher than expected costs and expenses related to our restructuring program, such as delays in realizing or less than the expected cost reductions, higher than expected expenses and interest payments and/or lower than expected revenues. Such forward‐looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which it will operate in the future and there can be no assurance that the information or data contained in this Presentation is reflective of the Company’s actual future performance to any degree. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among other, a wide variety of significant business, economic, competitive, and other risks, and uncertainties, including, but not limited to, various factors beyond management's control including general economic, market and industry conditions and other risks, as well as factors associated with companies, such as the Company, that are engaged in the healthcare industry; competition in the Company’s industry; changes to federal and state laws and regulations; failure to develop new technology and products; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; developments and uncertainties related to the DCE program; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to access new capital through sales of shares of our Class A common stock or issuance of indebtedness, which may harm our liquidity and/or our ability to grow our business; and our ability to recruit and retain qualified team members and independent physicians.

3 Disclaimer (cont.) FORWARD-LOOKING STATEMENTS (cont.): Actual results may also differ materially from such forward‐looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10‐K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10‐K/A, filed with the SEC on April 7, 2023 (as amended, the “2022 Form 10‐K”), as well as our Quarterly Reports on Form 10‐Q and Current Reports on Form 8‐K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir‐home). New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Actual results may differ materially from the results contemplated by the forward‐looking information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that our results reflected in such forward‐looking information will be achieved. This Presentation speaks as of the date hereof or as of any such other date as expressly identified in this presentation and shall not be deemed to be an indication of the Company’s state of affairs or the absence of any change or development in the Company at any other point in time. NON-GAAP FINANCIAL MEASURES: This Presentation uses certain non‐GAAP measures such as Adjusted EBITDA and Adjusted EBITDA Margin, whose most directly comparable GAAP measure is net loss. Adjusted EBITDA has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization, adjusted to add back the effect of certain expenses, such as stock‐based compensation expense, non‐cash goodwill impairment loss, transaction costs (consisting of transaction costs and corporate development payroll costs), restructuring and other charges, fair value adjustments in contingent consideration, loss on extinguishment of debt and changes in fair value of warrant liabilities. For periods after December 31, 2022, as the Company is significantly reducing its investments in de novo medical centers in 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to these de novo medical centers, which include those costs associated with the ramp up of new medical centers and losses incurred up to 12 months after the opening of a new facility. [Adjusted EBITDA Margin is defined as Adjusted EBITDA, as previously defined, as a percentage of total revenue]. These non‐GAAP measures are not substitutes for their most directly comparable GAAP measures. Such financial information may not have been audited, reviewed or verified by any independent accounting firm. The inclusion of such financial information in this Presentation or any related discussion should not be regarded as a representation or warranty by the Company or any of its Representatives as to the accuracy or completeness of such information’s portrayal of the Company’s financial condition or results of operations and should not be relied upon in the absence of reviewing the Company’s GAAP results, such as those presented in its Form 10‐Ks and Form 10‐Qs. The principal limitation of these non‐GAAP financial measures is that they exclude certain expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. We believe that Adjusted EBITDA provides useful supplemental information in evaluating the performance of our business and provide greater understanding with respect to the results of our operations. We also believe Adjusted EBITDA facilitates company‐to‐company operating performance comparisons by backing out interest expense, taxes, amortization, depreciation, certain non‐recurring charges unrelated to operating performance and certain other adjustments. The Company's management uses the non‐GAAP financial measures as operating performance measures and as an integral part of its reporting and planning processes and to, among other things: (i) monitor and evaluate the performance of the Company's business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company's management team and, together with other operational objectives, as a measure in evaluating employee compensation, including bonuses and other incentive compensation; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. We believe these non‐GAAP financial measures provide an additional tool, when used in combination with GAAP measures, for our management and investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other similar companies. Management believes that the non‐GAAP financial measures provide useful information to investors about the performance of the Company's overall business because such measures eliminate the effects of certain charges that are not directly attributable to the Company's underlying operating performance. Additionally, management believes that providing the non‐GAAP financial measures enhances the comparability for investors in assessing the Company’s financial reporting. We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Accordingly, the Company believes that the presentation of the non‐GAAP measures, when used in conjunction with GAAP financial measures, are useful financial analytical measures that are used by management, as described above, and therefore can assist investors in assessing the Company's financial condition, operating performance and underlying strength. The non‐GAAP financial measures should not be considered in isolation or as a substitute for their respective most directly comparable As Reported financial measures prepared in accordance with GAAP, such as net income/loss, operating income/loss, diluted earnings/loss per share or net cash provided by (used in) operating activities. Other companies may define such non‐GAAP measures differently. These non‐GAAP financial measures should be read in conjunction with the Company's financial statements and related footnotes filed with the SEC. A reconciliation of the Company’s non‐GAAP measures to their most directly comparable GAAP measures is available under the heading “Reconciliation of Non‐GAAP Measures.” However, pursuant to the applicable exemption under Regulation G and Item 10(e)(1)(i)(B) of the SEC’s Regulation S‐K, we have not reconciled our expectations, if any, as to Adjusted EBITDA for future periods to net loss, its most directly comparable GAAP measure because the Company cannot predict with a reasonable degree of certainty and without unreasonable efforts certain reconciling items, such as certain costs and expenses that are inherently uncertain and depend on various factors, some of which are outside of the Company's control. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the computation of forward‐looking GAAP net loss. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business. See the Appendix for further information on the definition of Adjusted EBITDA and reconciliations to its most directly comparable GAAP measures.

4 Transforming patient care by delivering superior primary care services through access, quality, and wellness We are a high‐touch, tech‐enabled, population health management company with a powerful combination of medical centers and services making healthcare more accessible and affordable A leading independent primary care provider company Technology‐driven population health management Patient‐focused medical centers adapted to the local community ++

5 Cano Health’s Investment Thesis We serve our nation’s rapidly growing senior population so they can live longer, healthier lives Primary care is a critical service and a necessary part of our nation’s healthcare system Over 95% of our revenue is recurring as monthly payments from payors to provide for the healthcare needs of our members Nearly all our revenue comes from federal and state governments, either directly or through health plans Our value‐based primary care model is increasingly recognized as a potential solution to our nation’s ever‐rising healthcare expenditures Future of Healthcare Delivery is Value Based Strong Government Funding Support Recurring Revenue Critical Service Large & Growing Market

3Q 2023 Highlights and Update on Strategic Actions

3Q23 Total Revenue
$788M, +19% y-y

Reflects continued growth in ACO REACH and Medicare Advantage

3Q23 Total Membership[1]
312K, +6% y-y

Medicare capitated membership 196K, +16% y-y

3Q23 Adjusted EBITDA[2]
$(66)M vs. $18M prior year

Net loss of $(492)M in 3Q23 primarily reflects a non-cash goodwill impairment of $(354) million and unfavorable operating results due to higher third-party medical costs

3Q23 Total MCR[3] of 91.8%

Excluding Medicare ACO REACH[4], 3Q23 MCR was 89.7%

- 3Q23 results reflect improved performance and stability in the Medicare Advantage business due to operational enhancements and initiatives
- YTD supplemental benefits (e.g OTC/flex cards) totaled approximately $104 million

Continuing with plan to simplify the organization, improve efficiency, and reduce costs

Expected to yield ~$65 million in annualized direct patient and SG&A expense reductions

- Divested substantially all assets in TX and NV
- Completely exited from CA, NM, and IL markets
- Exiting Puerto Rico by the beginning of 2024
- Reduced workforce by ~21%

Continuing to optimize and implement new medical cost management programs

Targeting over $100 million in third-party medical cost reductions by the end of 2024 through:

- Improving patient engagement programs
- Enhancing in specialty networks & referrals
- Optimizing brand and generic pharmacy spend
- Reducing high-cost ER visits and hospital admissions

(1) Membership as of September 30, 2023 excludes membership related to the sale of substantially all assets in Texas and Nevada
(2) Adjusted EBITDA is a non-GAAP financial measure. Please refer to the "Disclaimer – Non-GAAP Financial Measures" and the reconciliation table in the appendix for definitions and a reconciliation of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.
(3) Medical Cost Ratio (MCR) = Third-party Medical Costs / Capitated Revenue
(4) Medicare ACO Realizing Equity, Access, and Community Health (ACO REACH)

CanoHealth

6

Membership Mix and PMPM: 1Q22 – 3Q23

Members	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	119,105	123,768	128,731	140,353	140,366	140,535	131,557
Medicare ACO REACH	41,201	40,179	39,615	39,183	67,054	65,161	64,328
Total Medicare	160,306	163,947	168,346	179,536	207,420	205,696	195,885
Medicaid	67,982	70,254	73,865	76,717	81,509	77,290	62,717
ACA	41,045	47,324	52,385	53,337	99,738	98,080	53,549
Total Members	**269,333**	**281,525**	**294,596**	**309,590**	**388,667**	**381,066**	**312,151**

% Total	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	45%	44%	44%	45%	36%	37%	42%
Medicare ACO REACH	15%	14%	13%	13%	17%	17%	21%
Total Medicare	60%	58%	57%	58%	53%	54%	63%
Medicaid	25%	25%	25%	25%	21%	20%	20%
ACA	15%	17%	18%	17%	26%	26%	17%
Total Members	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

Revenue PMPM	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	$1,249	$1,196	$1,127	$1,084	$1,180	$1,027	$1,136
Medicare ACO REACH	1,379	1,362	1,215	1,374	1,489	1,309	1,333
Total Medicare	1,283	1,238	1,148	1,150	1,281	1,117	1,199
Medicaid	257	223	191	213	183	164	203
ACA	58	48	40	36	11	26	0
Total	**$839**	**$787**	**$718**	**$718**	**$734**	**$638**	**$782**

CanoHealth

Note: Differences in the included tables are due to rounding and are not significant.

7

Membership Medical Centers and Affiliates: 1Q22 – 3Q23

Members	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	65,579	68,760	70,744	76,717	78,015	79,030	70,297
Medicare ACO REACH(1)	5,133	4,981	4,833	4,689	3,725	2,516	2,413
Medicaid	65,769	67,887	71,505	74,272	79,021	75,150	61,068
ACA	40,921	47,324	52,385	53,337	99,738	98,080	53,549
Total Medical Center	**177,402**	**188,952**	**199,467**	**209,015**	**260,461**	**254,776**	**187,327**
Medicare Advantage	53,526	55,008	57,987	63,636	62,351	61,505	61,260
Medicare ACO REACH(1)	36,068	35,198	34,782	34,494	63,329	62,645	61,915
Medicaid	2,337	2,367	2,360	2,445	2,488	2,140	1,649
Total Affiliate	**91,931**	**92,573**	**95,129**	**100,575**	**128,168**	**126,290**	**124,824**
Total Members	**269,333**	**281,525**	**294,596**	**309,590**	**388,667**	**381,066**	**312,151**

% of Total Members	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	24%	24%	24%	25%	20%	21%	23%
Medicare ACO REACH	2%	2%	2%	2%	1%	1%	1%
Medicaid	24%	24%	24%	24%	20%	20%	20%
ACA	15%	17%	18%	17%	26%	26%	17%
Total Medical Center	**66%**	**67%**	**68%**	**68%**	**67%**	**67%**	**60%**
Medicare Advantage	20%	20%	20%	21%	16%	16%	20%
Medicare ACO REACH	13%	13%	12%	11%	16%	16%	20%
Medicaid	1%	1%	1%	1%	1%	1%	1%
Total Affiliate	**34%**	**33%**	**32%**	**32%**	**33%**	**33%**	**40%**
Total Members	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

CanoHealth

(1) Medicare ACO REACH members within our medical centers and affiliates are approximate.
Note: Differences in the included tables are due to rounding and are not significant.
Membership reflects end of period results, which excludes membership related to the Sale Transaction.

8

Revenue Mix: 1Q22 – 3Q23

$ Millions	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	442.7	436.0	432.2	434.2	491.9	435.6	469.4
Medicare ACO REACH	172.5	166.6	145.7	162.5	301.8	260.1	259.0
Total Medicare	615.2	602.6	578.0	596.6	793.6	695.6	728.4
Medicaid	52.0	46.2	41.9	48.8	44.4	40.1	41.8
ACA	7.1	6.7	6.0	5.7	3.0	7.6	0.1
Total Capitated Revenue	**674.4**	**655.5**	**625.9**	**651.2**	**841.1**	**743.3**	**770.3**
Fee-for-Service and Other Revenue	30.0	33.9	39.1	29.2	25.8	23.4	17.8
Total Revenue	**704.3**	**689.4**	**665.0**	**680.4**	**866.9**	**766.7**	**788.1**

% Total	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medicare Advantage	63%	63%	65%	64%	57%	57%	60%
Medicare ACO REACH	25%	24%	22%	24%	35%	34%	33%
Total Medicare	87%	87%	87%	88%	92%	91%	92%
Medicaid	7%	7%	6%	7%	5%	5%	5%
ACA	1%	1%	1%	1%	0%	1%	0%
Total Capitated Revenue	**96%**	**95%**	**94%**	**96%**	**97%**	**97%**	**98%**
Fee-for-Service and Other Revenue	4%	5%	6%	4%	3%	3%	2%
Total Revenue	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

CanoHealth

Note: Differences in the included tables are due to rounding and are not significant.

9

Financial Summary: 1Q22 – 3Q23

$ Millions	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Capitated Revenue	674.4	655.5	625.9	651.2	841.1	743.3	770.3
Fee-for-Service and Other Revenue	30.0	33.9	39.1	29.2	25.8	23.4	17.8
Total Revenue	**704.4**	**689.4**	**665.0**	**680.4**	**866.9**	**766.7**	**788.1**
Third-Party Medical Costs	535.8	541.3	489.6	495.7	708.3	769.6	706.9
Direct Patient Expense	60.7	52.6	63.9	77.7	68.4	56.8	65.5
SG&A	96.6	106.2	111.8	107.8	96.5	99.4	80.8
Net income (loss)	**(0.1)**	**(14.6)**	**(112.0)**	**(301.7)**	**(60.6)**	**(270.7)**	**(491.7)**
Adjusted EBITDA (1)	**29.2**	**9.9**	**18.2**	**16.3**	**5.0**	**(149.7)**	**(66.1)**

YoY Change	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Capitated Revenue	158%	99%	32%	40%	25%	13%	23%
Fee-for-Service and Other Revenue	127%	140%	56%	5%	(14%)	(31%)	(55%)
Total Revenue	**156%**	**101%**	**33%**	**38%**	**23%**	**11%**	**19%**
Third-Party Medical Costs	175%	86%	28%	37%	32%	42%	44%
Direct Patient Expense	77%	48%	27%	31%	13%	8%	3%
SG&A	175%	125%	46%	16%	0%	(6%)	(28%)
Net income (loss)	**(99%)**	**60%**	**73%**	**n/a**	**n/a**	**n/a**	**(339%)**
Adjusted EBITDA(1)	**150%**	**142%**	**435%**	**433%**	**(83%)**	**(1,610%)**	**(464%)**

CanoHealth

(1) Adjusted EBITDA is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the "Disclaimer – Non-GAAP Financial Measures" and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.

Note: Differences in the included tables are due to rounding and are not significant.

10

Margin Analysis: 1Q22 – 3Q23

% Total Revenue (except as noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medical Cost Ratio[1]	79.5%	82.6%	78.2%	76.1%	84.2%	103.5%	91.8%
Direct Patient Expense Ratio	8.6%	7.6%	9.6%	11.4%	7.9%	7.4%	8.3%
SG&A Ratio (excl. Stock Comp)	11.8%	12.8%	15.1%	14.1%	10.0%	12.7%	10.8%
Net income (loss) margin	**0.0%**	**(2.1%)**	**(16.8%)**	**(44.3%)**	**(7.0%)**	**(35.3%)**	**(62.4%)**
Adjusted EBITDA Margin[2]	**4.1%**	**1.4%**	**2.7%**	**2.4%**	**0.6%**	**(19.5%)**	**(8.4%)**

YoY bp change	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
Medical Cost Ratio[1]	482	(602)	(228)	(198)	472	2,096	1,356
Direct Patient Expense Ratio	(385)	(276)	(50)	(58)	(71)	(23)	(129)
SG&A Ratio (excl. Stock Comp)	(97)	12	164	(184)	(175)	(12)	(437)
Net income (loss) margin	**586**	**845**	**(385)**	**(4,445)**	**(698)**	**(3,320)**	**(4,555)**
Adjusted EBITDA Margin [2]	**(10)**	**835**	**205**	**340**	**(357)**	**(2,096)**	**(1,112)**

CanoHealth

(1) Medical Cost Ratio = Third-party Medical Costs / Capitated Revenue
(2) Adjusted EBITDA margin = Adjusted EBITDA / Total Revenue. Adjusted EBITDA margin is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the "Disclaimer – Non-GAAP Financial Measures" and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.
Note: Differences in the included tables are due to rounding and are not significant.

11

Non-GAAP Financial Measures Reconciliation

	($ in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
	Net income (loss)	**(0.1)**	**(14.6)**	**(112.0)**	**(301.7)**	**(60.6)**	**(270.7)**	**(491.7)**
	Interest expense, net	13.3	13.1	16.4	19.6	23.5	26.6	29.4
	Income tax expense (benefit)	1.0	0.8	(1.2)	1.5	0.0	(1.9)	(0.1)
	Depreciation and amortization expense	19.0	19.8	25.3	26.4	27.2	27.3	26.7
	EBITDA[(1)]	**33.3**	**19.2**	**(71.5)**	**(254.2)**	**(9.9)**	**(218.7)**	**(435.7)**
A	Stock-based compensation	13.8	17.8	11.0	12.1	9.4	2.0	(4.1)
	Goodwill impairment loss	0.0	0.0	0.0	323.0	0.0	0.0	354.0
B	Transaction costs	9.9	7.8	6.7	10.5	10.6	9.5	8.2
C	Restructuring and other	2.6	1.0	5.2	1.4	1.0	5.7	3.8
D	Change in FV of contingent consideration	(4.7)	(5.8)	0.9	4.5	(4.1)	(11.8)	13.1
E	Loss on extinguishment of debt	1.4	0.0	0.0	0.0	0.0	0.0	0.0
F	Change in FV of warrant liabilities	(27.2)	(30.2)	65.7	(81.2)	(2.0)	1.7	(5.4)
	Reserve on other assets	0.0	0.0	0.0	0.0	0.0	62.0	0.0
	Adjusted EBITDA [(1)(2)]	**29.2**	**9.9**	**18.2**	**16.3**	**5.0**	**(149.7)**	**(66.1)**

A Represents non-cash compensation charges

B Represents legal expenses, professional fees, and expenses directly related to staff needed to support acquisition activity

C Includes one-time legal, IT, severance and various other non-recurring items

D Represents the non-cash change in the value of contingent considerations related to acquired practices

E Represents costs related to amended or previously repaid debt

F Represents non-cash impact from change in warrant liabilities

(1) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies.

(2) Adjusted EBITDA is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the "Disclaimer – Non-GAAP Financial Measures" and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure.

Note: Differences in the included tables are due to rounding and are not significant.

CanoHealth

12

13 Medical Center Geographic Footprint Shifting Medical Center Operations to Core Florida Market • Focused on Medicare Advantage and ACO REACH operations in Florida • Sold substantially all assets in Texas and Nevada • Completely exited from California, New Mexico, and Illinois(1) • Exiting affiliate operations in Puerto Rico by the beginning of 2024 • Continuing to assess our footprint to seek favorable economics Cano Health Medical Centers 3Q232Q231Q234Q223Q222Q221Q222021State 122124125123 110 110 106 101Florida ‐‐141316 15 13 11 11Texas 4141414 9 9 9 8Nevada ‐‐777 6 4 4 4California 7778 7 4 4 4Illinois(1) ‐‐333 3 3 3 2New Mexico ‐‐‐‐11 1‐‐‐‐‐‐Puerto Rico 133169170172151143137130Total 70K79K78K77K71K69K66K65KMA Members in Medical Centers (1) Cano Health exited operations in Illinois at the beginning of November 2023.